UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2008

CYCLACEL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
200 Connell Drive
Suite 1500
Berkeley Heights, NJ 07922
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached as Exhibit 99.1 is a copy of a press release issued by Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”), dated August 28, 2008, announcing recommendations of an independent data review committee (IDRC) for the Phase 2b seliciclib APPRAISE trial.
The Company will conduct a conference call to review this announcement on Thursday, August 28, 2008, at 4:30 p.m., Eastern Time.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Number	Description

99.1	Press release, dated August 28, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By: Name:	/s/ Paul McBarron Paul McBarron
Title:	Executive Vice President—Finance and
Chief Operating Officer
Date: August 28, 2008

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated August 28, 2008